Dreyfus

California Municipal Income, Inc.

ANNUAL REPORT September 30, 2001






                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund' s policies and practices for collecting, disclosing, and safeguarding " nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

    *Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

    *Information  we  receive from agents and service providers, such as proxy
   voting    information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK    YOU    FOR    THIS    OPPORTUNITY    TO    SERVE    YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Additional Information

                            23   Important Tax Information

                            24   Proxy Results

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus California Municipal Income Fund, Inc. covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus California Municipal Income Fund, Inc. perform during the period?

For the 12-month period ended September 30, 2001, the fund achieved a 9.48% total return.(1) Over the same period, the fund provided income dividends of $0.468 per share, which is equal to a distribution rate of 5.64%.(2)

We attribute the fund' s good performance to a favorable environment for municipal bonds. California municipal bonds provided strong returns because of falling short-term interest rates and high levels of demand from California residents fleeing a declining stock market. The fund was also impacted by two external economic shocks: the California energy crisis and the terrorist attacks
of    September    11.

What is the fund's investment approach?

The fund seeks high current income exempt from federal and California state income taxes by ordinarily investing in investment-grade debt securities exempt
from    federal    and    California    state    income    taxes.

In doing so, we have constructed a portfolio by looking for income opportunities through analysis of each bond's structure, including paying close attention to a bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with what we believe are comparable securities. When we believe that an opportunity presents itself, we seek to upgrade the portfolio's investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that
are    close    to    redemption    or    maturity.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented a primary driver of the fund' s performance. The economy was already showing signs of deterioration when the reporting period began, and the Federal Reserve Board (the "Fed") took its first steps to stimulate economic growth by reducing short-term interest rates on the first business day of January 2001. The Fed eased a total of eight times during the reporting period, reducing interest rates by 3.50 percentage points during the first nine months of 2001. Because we consistently maintained the fund's average duration -- a measure of sensitivity to interest-rate changes -- the fund benefited from these changes in Fed policy.

The fund was also influenced by two major economic shocks. The first, occurring in the second calendar quarter of 2001, was the California energy crisis. Rising energy prices and a flawed deregulation plan sent two southern California electric utilities into bankruptcy. As a result, prices on California securities fell as credit concerns mounted. However, bond prices quickly returned to historical norms as the crisis abated. The fund held no bonds issued by electric utilities during the reporting period and was therefore spared the brunt of the energy crisis's effects.

The second shock occurred on September 11, when terrorists attacked New York and Washington, D.C. This unexpected disaster sent an already faltering U.S. economy into recession. Investors concerned about a falling stock market, a weak economy and a newly unstable international political situation flocked to higher quality, short-term securities, including those from California issuers. This supported tax-exempt bond prices, helping to offset the adverse effects of greater economic uncertainty.

Before the terrorist attacks, many of the fund's income-oriented holdings benefited from a narrowing in the differences among highly rated securities and
lower    rated    securities.    That'   s    because    investors   fleeing

falling stock market developed an increased appetite for income-oriented bonds. However, many of those same bonds were adversely affected by the tragic events
of   September   11,   and  this  was  especially  true  of  airline  holdings.

What is the fund's current strategy?

Over the near term, we expect the Fed to look into reinvigorating the economy in the aftermath of September' s terrorist attacks. The longer term outlook is currently unclear and depends, in our view, on the willingness of businesses and consumers to spend their way out of recession. With that said, however, we have been encouraged by the stability and resiliency of California's municipal bond market in the aftermath of these tragic events.

Nonetheless, low prevailing interest rates have continued to present a challenge for the fund. Because we have been unable to replace maturing bonds with new securities offering comparable yields, income may decline over time. However, we have continued to manage the fund with an emphasis on income, and we have continued to look for what we believe are attractive opportunities for current income when they become available.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURNS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2001 (Unaudited)


Market Price per share September 30, 2001         $8.30

Shares Outstanding September 30, 2001         4,572,972

American Stock Exchange Ticker Symbol               DCM


MARKET PRICE (AMERICAN STOCK EXCHANGE)

                          Fiscal Year Ended September 30, 2001
            -----------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER

                              ENDED                       ENDED                    ENDED                       ENDED

                        DECEMBER 31, 2000            MARCH 31, 2001            JUNE 30, 2001            SEPTEMBER 30, 2001
                    ----------------------------------------------------------------------------------------------------------------

   High                     $8.50                       $9.00                        $8.34                    $8.72

   Low                       8.00                        8.16                         8.06                     8.11

   Close                     8.38                        8.20                         8.29                     8.30

PERCENTAGE GAIN (LOSS) based on change in Market Price*

  October 21, 1988 (commencement of operations) through September 30, 2001
                                                                                                                85.31%
   October 1, 1991 through September 30, 2001                                                                   55.27

   October 1, 1996 through September 30, 2001                                                                   35.43

   October 1, 2000 through September 30, 2001                                                                    6.31

   January 1, 2001 through September 30, 2001                                                                    3.22

   April 1, 2001 through September 30, 2001                                                                      4.00

   July 1, 2001 through September 30, 2001                                                                       1.46

NET ASSET VALUE PER SHARE

  October 21, 1988 (commencement of operations)   $ 9.22

  September 30, 2000                               8.88

  December 31, 2000                                9.07

  March 31, 2001                                   9.15

  June 30, 2001                                    9.10

  September 30, 2001                               9.20

PERCENTAGE GAIN based on change in Net Asset Value*

  October 21, 1988 (commencement of operations) through September 30, 2001
                                                                                                               122.79%

   October 1, 1991 through September 30, 2001                                                                   84.33

   October 1, 1996 through September 30, 2001                                                                   30.09

   October 1, 2000 through September 30, 2001                                                                    9.48

   January 1, 2001 through September 30, 2001                                                                    5.64

   April 1, 2001 through September 30, 2001                                                                      3.31

   July 1, 2001 through September 30, 2001                                                                       2.46

   *WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

September 30, 2001

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--84.2%

Abag Financial Authority For Nonprofit Corps, MFHR

   (Central Park Apartments) 5.60%, 7/1/2038                                                    815,000                  832,571

Bakersfield Central District Development Agency,

  Tax Allocation Revenue

  (Downtown Bakersfield Redevelopment)

   6.625%, 4/1/2015 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,083,940

California 8.82%, 12/1/2018                                                                     375,000  (b, c)          382,868

California Department Water Resources, Revenue

  (Central Valley Project) 9.383%, 12/1/2026

   (Prerefunded 6/1/2002)                                                                       900,000  (a, b, c)       979,038

California Health Facilities Financing Authority, Revenue:

  Health Facilities Financing:

      (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                         1,000,000                1,082,380

      (Sutter Health) 6.25%, 8/15/2035                                                          750,000                  804,502

California Pollution Control Finance Authority:

   PCR 9.107%, 6/1/2014                                                                       1,000,000  (b, c)        1,267,050

   SWDR:

      (Browning Ferris Industries):

         5.80%, 12/1/2016                                                                     2,000,000                1,860,540

         6.75%, 9/1/2019                                                                        600,000                  604,548

      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027                                  1,000,000                1,013,610

California Public Works Board, LR

  (Various University of California Projects)

   6.60%, 12/1/2002 (Prerefunded 12/1/2002)                                                     800,000  (a)             856,120

California Statewide Communities Development Authority:

   COP (Catholic Healthcare West) 6.50%, 7/1/2020                                               500,000                  528,035

   LR 8.431%, 10/1/2033                                                                       1,000,000  (b, c)          495,150

Capistrano Unified School District, Special Tax

  (Community Facilities District Number 98-2-Ladera)

   5.75%, 9/1/2029                                                                            1,000,000                  993,760

Central California Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   1,000,000                1,036,950

Emeryville Public Financing Authority, Revenue

  (Shellmound Park Redevelopment Project)

   6.80%, 5/1/2014 (Prerefunded 5/1/2004)                                                       500,000  (a)             562,925

Escondido Improvement Bond, Act of 1915

   (Reassessment District Number 98) 5.70%, 9/2/2026                                            450,000                  450,842

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   5.75%, 1/15/2040                                                                             870,000                  893,386

Long Beach Special Tax Community Facilities District Number 5

   (Towne Center) 6.875%, 10/1/2025                                                             500,000                  525,605

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Palmdale Civic Authority, Revenue

  (Merged Redevelopment Project Areas):

      6.60%, 9/1/2034 (Prerefunded 9/1/2004)                                                    590,000  (a)             668,688

      6.60%, 9/1/2034                                                                           410,000                  435,670

Redwood Empire Financing Authority, COP 6.40%, 12/1/2023                                      2,750,000                2,870,313

Sacramento County, Community Facilities District Number 1,

  Special Tax

   5.70%, 12/1/2020                                                                             750,000                  750,075

Sacramento City Financing Authority, Revenue
   8.019%, 12/1/2014                                                                            570,000  (b)             687,243

Sacramento County Housing Authority, MFHR

   (Cottage Estate Apartments) 6%, 2/1/2033                                                   1,000,000                1,054,550

Sacramento Municipal Utility District,

   Electric Revenue 9.245%, 11/15/2015 (Insured; MBIA)                                        1,000,000  (b, c)        1,116,250

San Diego County, COP:

   5.70%, 2/1/2028                                                                            1,000,000                1,007,330

   (Burnham Institute) 6.25%, 9/1/9029                                                        1,000,000                1,043,960

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue

   6.75%, 1/1/2032 (Prerefunded 1/1/2003)                                                     1,000,000  (a)           1,075,120

San Jose, MFHR 9.561%, 4/1/2012                                                               2,790,000  (b, c)        2,917,084

Santa Cruz County Public Financing Authority,

  Tax Allocation Revenue

   6.20%, 9/1/2023                                                                            2,000,000                2,084,720

Torrance Redevelopment Agency, Tax Allocation Revenue

   5.625%, 9/1/2028                                                                             500,000                  494,845

Turlock Health Facility, COP (Emanuel Medical Center)

   5.75%, 10/15/2023                                                                          2,500,000                2,494,950

Valley Health System, HR (Improvement Project)

   6.50%, 5/15/2025                                                                             500,000                  460,470

U.S. RELATED--12.4%

Commonwealth of Puerto Rico Highway and Transportation

   Authority, Transportation Revenue 7.84%, 7/1/2038                                          1,000,000  (b, c)          988,180

Commonwealth of Puerto Rico

  Infrastructure Financing Authority,

   Special Tax Revenue 7.785%, 7/1/2015                                                       1,000,000  (b, c)        1,075,120

Guam Power Authority, Revenue 6.75%, 10/1/2024

   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,140,200

Virgin Islands Public Finance Authority, Revenue,

   Subordinated Lien-Fund Loan Notes 6%, 10/1/2022                                            2,000,000                2,008,960

TOTAL-LONG TERM MUNICIPAL INVESTMENTS (cost $39,127,071)                                                              40,627,548


                                                                                               Principal

SHORT-TERM MUNICIPAL INVESTMENT--1.4%                                                         Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA;

Irvine Ranch Water District, VRDN 2.45%

   (LOC; CommerzBank AG) (Cost $600,000)                                                        600,000  (d)             600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $39,727,071)                                                              98.0%               41,227,548

CASH AND RECEIVABLES (NET)                                                                         2.0%                  841,477

NET ASSETS                                                                                       100.0%               42,069,025

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

COP                       Certificate of Participation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance

                             Insurance Corporation

MFHR                      Multi-Family
                             Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Note

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              30.5

AA                               Aa                              AA                                                2.4

A                                A                               A                                                14.3

BBB                              Baa                             BBB                                              29.1

BB                               Ba                              BB                                                8.4

F1                               MIG1/P1                         SP1/A1                                            1.4

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    13.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2001,
THESE SECURITIES AMOUNTED TO $9,220,740 OR 21.9% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  39,727,071  41,227,548

Cash                                                                     37,323

Interest receivable                                                     870,194

Prepaid expenses                                                          4,655

                                                                     42,139,720
--------------------------------------------------------------------------------


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            28,297

Accrued expenses                                                         42,398

                                                                         70,695
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       42,069,025
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,301,357

Accumulated undistributed investment income--net                        137,983

Accumulated net realized gain (loss) on investments                 (1,870,792)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              1,500,477
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       42,069,025
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       4,572,972

NET ASSET VALUE per share ($)                                              9.20

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,620,258

EXPENSES:

Management fee--Note 3(a)                                              290,934

Auditing fees                                                           23,513

Shareholders' reports                                                   23,400

Shareholder servicing costs--Note 3(b)                                  19,307

Legal fees                                                              10,765

Registration fees                                                        9,667

Custodian fees--Note 3(b)                                                3,232

Miscellaneous                                                           12,003

TOTAL EXPENSES                                                         392,821

INVESTMENT INCOME--NET                                               2,227,437
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (9,758)

Net unrealized appreciation (depreciation) on investments            1,374,872

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,365,114

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,592,551

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                            ------------------------------------

                                                      2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,227,437           2,195,692

Net realized gain (loss) on investments           (9,758)            (216,011)

Net unrealized appreciation (depreciation)
   on investments                              1,374,872              (58,608)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   3,592,551            1,921,073
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,140,151)          (2,359,525)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                        --               24,026

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,452,400            (414,426)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            40,616,625           41,031,051

END OF PERIOD                                  42,069,025           40,616,625

Undistributed investment income--net              137,983               50,697
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                   --                  2,724

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                                                        Year Ended September 30,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.88           8.98           9.77           9.71          9.52

Investment Operations:

Investment income--net                                            .49            .48            .48            .52           .53

Net realized and unrealized
   gain (loss) on investments                                     .30           (.06)          (.71)           .12           .23

Total from Investment Operations                                  .79            .42           (.23)           .64           .76

Distributions:

Dividends from investment income--net                            (.47)          (.52)          (.56)          (.58)         (.57)

Net asset value, end of period                                   9.20           8.88           8.98           9.77          9.71

Market value, end of period                                      8.30           81_4           95_8         107_16         101_4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              6.31          (8.70)         (2.21)          7.98         32.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95           1.07           1.02           1.00           .98

Ratio of net investment income
   to average net assets                                         5.36           5.54           5.09           5.34          5.57

Portfolio Turnover Rate                                          4.26          20.44          25.65          19.28         26.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          42,069         40,617         41,031         44,386        43,838

(A) CALCULATED BASED ON MARKET VALUE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's shares trade on the American Stock Exchange under the ticker symbol DCM.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on
the    last    business    day    of    each   week   and   month.    The   Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective October 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain if any are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the
market    price)    as    defined   in   the   dividend   reinvestment   plan.

On  September 28, 2001, the Board of Directors declared a cash dividend of $.038
per   share   from  investment  income-net,  payable  on  October  26,  2001  to shareholders of record as of the close of business on October 12, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $1,816,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $286,000 of the carryover expires in fiscal 2004, $1,222,000 expires in fiscal 2005 and $308,000 expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 2001.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2001, the fund was charged $19,307 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2001, the fund was charged $3,232 pursuant to the custody agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $1,728,878 and $3,312,040, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $1,500,477, consisting of $2,248,306 gross unrealized appreciation and $747,829, gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus California Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Municipal Income, Inc., including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2001, and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Municipal Income, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 8, 2001



ADDITIONAL INFORMATION (Unaudited)

Dividend    Reinvestment    Plan

Under the fund' s Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

                                                             The Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment
of    dividends    or    distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Supplemental    Information

For the period ended September 30, 2001, there were: (i) no material changes in the fund' s investment objectives or polices, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no material changes in the principal risk factors associated with investment in the fund. In addition, on November 1, 2001, Joseph P. Darcy was assigned as the person primarily responsible for the day-to-day management of the fund's portfolio.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which
will    be    mailed    by    January    31,    2002.

                                                             The Fund

PROXY RESULTS (Unaudited)

Shareholders voted on a proposal presented at the annual stockholders' meeting held on May 18, 2001. The description of the proposal and the number of shares voted are as follows:

                                                                                                         Shares
                                                                                     -----------------------------------------------

                                                                                          For                  Authority Withheld
                                                                                     -----------------------------------------------

To elect two Class II Directors: ((+))

   Whitney I. Gerard                                                                 4,109,224                            96,558

   Arthur A. Hartman                                                                 4,096,018                           109,764

((+))  THE TERMS OF THESE CLASS II DIRECTORS EXPIRE IN 2004.



OFFICERS AND DIRECTORS

Dreyfus California Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I. Gerard

Arthur A. Hartman

George L. Perry

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Paul Disdier

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Robert R. Mullery

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

PORTFOLIO MANAGERS (CONTINUED)

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DCM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                                                           For More Information

                        Dreyfus California Municipal Income, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent and Registrar

                        Mellon Bank, N.A.

                        85 Challenger Road

                        Ridgefield Park, NJ 07660

(c) 2001 Dreyfus Service Corporation                                  426AR0901